EXHIBIT 10.6
                                LEASE AGREEMENT

1  PARTIES

         THIS AGREEMENT, made this 20th day of March, 1997, by and between P. D'ANDREA, INC., a Pennsylvania corporation, having a mailing address of 12270 Townsend Road, Philadelphia, PA 19154 (hereinafter called "Lessor"), and HOLT'S CIGAR COMPANY, INC., a Pennsylvania corporation, and ASHTON DISTRIBUTORS, INC., a Pennsylvania corporation, both having a mailing address prior to the "Commencement Date" of this Lease of 2901 Grant Avenue, Philadelphia, PA 19114 (hereinafter together called "Lessee"), said parties intending to be legally bound to the following.

2  DEMISED PREMISES

         a. WITNESSETH THAT: Lessor does hereby demise and let unto Lessee a portion of a building, containing approximately 21,360 square feet and more particularly described on Exhibit "A" attached hereto, being part of the premises situate at and commonly known as 12270 TOWNSEND ROAD, PHILADELPHIA, PENNSYLVANIA, said space being hereinafter referred to as the "demised premises". The building and ground of which the demised premises is a part is hereinafter referred to as the "Property".

         b. USE. The demised premises shall be used and occupied as and for WHOLESALE DISTRIBUTION AND THE SALE AT WHOLESALE OF CIGARS AND ACCESSORIES; INCIDENTAL SALE AT RETAIL OF CIGARS BY THE BOX (TO THE EXTENT PERMITTED BY ZONING AND OTHER GOVERNMENTAL REGULATIONS); SALES AND ADMINISTRATIVE OFFICES; AND OTHER OFFICE USE, and for no other purpose. Other uses of the demised premises shall be subject to Lessor's consent, which shall not be unreasonably withheld.

         c. In the event that any other portion of the building shall become available for leasing, Lessor covenants and agrees that it shall not lease any portion of the building to a tobacconist, provided that Lessee is not in default under this Lease Agreement and is operating a tobacconist business in the demised premises. Said term, "tobacconist," shall be construed in its broadest possible usage.

3  TERM

         The term of this Lease shall be for a period of FIVE YEARS AND SIX MONTHS, commencing on a date (the "Commencement Date") on which Lessor delivers possession of the demised premises to Lessee (but not later than MARCH 15, 1997), and expiring AUGUST 31, 2002. Lessee shall have an option to extend the term of this Lease, as more fully set forth in Section 32 hereof.

4  MINIMUM RENT

         The minimum rental for the term of the Lease shall be as follows:

         a. There is no minimum rent for the period from the Commencement Date to AUGUST 31, 1997.


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         b. The minimum rent for the period SEPTEMBER 1, 1997 to AUGUST 31,
1999, shall be at a rate of SEVENTY-FOUR THOUSAND SEVEN HUNDRED SIXTY DOLLARS ($74,760.00) per annum; payable in equal, consecutive monthly installments of SIX THOUSAND TWO HUNDRED THIRTY DOLLARS ($6,230.00).

         c. The minimum annual rental for each lease year during the period from SEPTEMBER 1, 1999 to AUGUST 31, 2002, shall be the total of i) the minimum annual rental payable for each preceding lease year, plus ii) an amount computed by multiplying such minimum annual rental by the smaller of (A) 0.05 (5.00%), or
(B) the percentage increase of the Bureau of Labor Statistics Consumer Price Index, Urban Wage Earners and Clerical Workers, (Revised CPI-W), Philadelphia, Pennsylvania, All Items Series A, (1967=100)(the "Consumer Price index"), for the month which is three (3) months prior to the commencement date of the then current lease year over the same index for the month which is three (3) months prior to the commencement date of the preceding lease year. The percentage increase in (B) above shall be determined by first obtaining the difference, if any, between the more recent and earlier indices and then dividing such difference by the earlier index. Such rental shall be payable in equal monthly installments. In no event shall the minimum annual rental for any lease year during the above mentioned period be less than the total minimum annual rental payable for the preceding lease year. In the event the Consumer Price Index is discontinued, it is agreed that the index taking its place shall be used.

         Said minimum rent shall be paid in advance in equal, consecutive monthly installments on the first day of each and every month during the term of this Lease. The two installments shall be paid upon execution hereof. If the Commencement date is not the first day of a calendar month, the first installment of minimum rent shall be prorated accordingly.

5  INABILITY TO GIVE POSSESSION

         Lessor or Lessee's Agent shall notify Tenant in writing of the date when possession of the demised premises will be delivered to Lessee. If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor. Lessor shall inform Lessee in writing of any such delay in the commencement of the term so that Lessee can make appropriate interim arrangements elsewhere. It is agreed and understood, however, that if Lessor is unable to give Lessee possession of the demised premises by MARCH 1, 1997, then Lessee, at its option and as its sole and exclusive remedy, may terminate this Lease Agreement by written notice to Lessor given within ten (10) days following MARCH 1, 1997.

6  ADDITIONAL RENT

         The parties intend that the rent payable hereunder shall be an absolutely net return to Lessor for the term of this Lease, undiminished by the taxes or any of them or any part thereof, or any other carrying charges, maintenance charges, repairs, third party management costs, or any other charges of any kind or nature whatsoever, except Lessor's income taxes, and Lessor shall not be required to furnish any utilities or perform any services of any kind or nature whatsoever. Landlord represents, however, that the building is connected to electricity, gas and water and sewer lines that are available to the demised premises.

         a. Damages for Default. Lessee agrees to pay as rent in addition to the minimum rental herein reserved any sums which may become due by reason of the failure of Lessee to comply with the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on its part to comply

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with the covenants of this lease, and each of them, and also all damages to the demised premises caused by any act or neglect of the Lessee.

         b. Taxes. Lessee further agrees to pay as additional rent, in addition to the minimum rental herein reserved, FORTY-THREE PERCENT (43%) of all governmental charges, impositions, assessments and taxes assessed on or imposed upon the land and building which constitute the Property. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last tax fiscal years covered by the term hereof. Lessor shall promptly forward to Lessee with a bill for taxes payable hereunder copies of all bills received by Lessor for taxes which shall be assessed or levied against the Property. Lessee shall promptly, within TEN (10) DAYS after receipt of said bill from Lessor, pay the amount specified in said bill to Lessor. Lessee agrees, however, that any failure on the part of Lessor to submit to Lessee bills received by Lessor for taxes shall not be deemed a waiver, abrogation or limitation of Lessee's obligation to pay all taxes imposed on the demised premises as above provided, but Lessor shall be responsible for all interest and penalties incurred by reason of Lessor's delay in transmitting such bills to Lessee.

         If there are additional increases, additional and/or new taxes assessed upon the demised premises and Lessor fails or refuses to appeal said assessment or taxes, Lessee, after written notice to Lessor, may do so at Lessee's expense.

         c. Insurance. Lessee further agrees to pay Lessor as additional rent all increases in fire insurance premiums upon the demised premises and/or the buildings of which the demised premises is a part, due to an increase in the rate of fire insurance premiums in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business. Lessee further agrees to comply, at its own cost and expense, with any recommendation, rule or regulation of any authorized insurance rating bureau which will enable the Lessor to effect a reduction in the fire insurance rate on the building of which the herein demised premises is a part or on the contents therein, so long as said compliance does not adversely and materially affect the business of Lessee.

         d. Utilities. Lessee shall pay for any and all utilities supplied to and used and consumed upon the demised premises during the term of this Lease and any renewal or extension thereof.

         e. Cost of Operations. Lessee further agrees to pay as additional rent, within TEN (10) DAYS of presentation of a bill therefor, FORTY-THREE PERCENT (43%) of Lessor's cost for operating the common area of the Property, including, but not limited to painting, lighting, policing, replacement, resurfacing, maintenance, repair, cleaning, and landscaping of the parking area, walks and ways, building exterior, signage, exterminating, inspections, management fees and any other costs of operating and maintaining the Property, utility lines, and local or municipal fire protection or hydrant charges, but not snow removal. Lessee shall be responsible for its own snow removal, unless it desires to engage Lessor's contractor, in which event it will pay as additional rent 43% of Lessor's cost for snow removal. Lessor shall in no event charge as Lessee's share of Lessor's cost of operations under this paragraph e for any one (1) year an amount that exceeds by more than ten percent (10%) an amount equal to forty-three percent (43%) of the average of Lessor's cost of operations (computed in accordance with this paragraph e) for the previous three (3) years.

         Lessor, within forty-five days following the end of each year of the term of this Lease, shall supply to Lessee an annual reconciliation of all additional rent charges. Lessee reserves the right to have its auditors review the books and records of Lessee with respect to items of additional rent for the purpose of verifying amounts of additional rent billed to Lessee, and if it is

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found by the auditors that additional rent is overstated by five percent (5%), then the reasonable cost of the audit shall be borne by Lessor.

         f. Payment of Rent. If Lessee disputes the amount of rent or additional rent due under this Lease, Lessee agrees to pay the amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover any excess payment.

7  PLACE OF PAYMENT

         All rent shall be payable without prior notice or demand at the office of Lanard & Axilbund, Inc., 399 Market Street, Philadelphia, Pennsylvania, 19106 or at such other place as Lessor, or successor Lessor, may from time to time designate by notice in writing. All rent paid under this paragraph to Lanard & Axilbund as Lessor's agent shall be deemed to have been paid to Lessor so that Lessor shall have no further claim against Lessee for any rent so paid.

8  AFFIRMATIVE COVENANTS OF LESSEE

         Lessee covenants and agrees that it will without demand, during the term of this lease or any renewal hereof:

         a. Payment of Rent. Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, and that if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights, except that Lessor's acceptance of payment in full of the amount of a payment default shall constitute a cure of such default. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

         b. Cleaning, Repairing, etc. Keep the demised premises clean and free from all ashes, dirt and refuse matter, replace all broken glass, windows, doors, etc. in the demised premises. Keep all waste and drainpipes from the demised premises open; repair all damage to plumbing in the demised premises; keep the demised premises in good order and repair, reasonable wear and tear excepted. Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep them.

         c. Plate Glass. Properly insure all plate glass, if any, in the demised premises and immediately replace same, if damaged or broken, at Lessee's own cost and expense.

         d. Requirements of Public Authorities. Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or its use of the demised premises, including without limitation the Americans with Disabilities Act, if applicable, and save Lessor harmless from penalties, fines, costs, or damages resulting from failure so to do.

         e. Fire. Use every reasonable precaution against fire.

         f. Rules and Regulations. Comply with rules and regulations of Lessor promulgated as hereinafter provided, provided that such rules and regulations do not have a material adverse effect on Lessee's business.

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         g. Surrender of Possession. Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this Lease, promptly delivering to Lessor at its office all keys for the demised premises.

         h. Notice of Fire. Give to Lessor prompt written notice of any accident, fire or damage occurring on or to the demised premises.

         i. Condition of Pavement. In the event that all or a portion of the demised premises is at street or pavement level, Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease or any renewal hereof, shall keep the pavement free from snow and ice, and shall be, and hereby agrees, that Lessee is solely liable for any accidents due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

9  NEGATIVE COVENANTS OF LESSEE

         Lessee covenants and agrees that it will do none of the following things without the consent in writing of Lessor first had and obtained:

         a. Use of Demised Premises. Occupy the demised premises in any other manner or for any other purpose than as above set forth.

         b. Assignment and Subletting. Assign, mortgage or pledge this lease or underlet or sublease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sublessee assign, mortgage, or pledge this lease or such sublease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant. In the event Lessee is a corporation or partnership, the sale of a controlling interest in the corporation or partnership shall be deemed an assignment under this section.

         c. Signs. Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said demised premises, or paint, place, erect, or cause to be painted, placed or erected any sign, projection or device on or in any part of the demised premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted, and restore the walls, etc., to their former conditions, at or prior to expiration of this lease. In case of the breach of this covenant (in addition to ail other remedies given to Lessor in case of the breach of any conditions or covenants of this lease} Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

         d. Alterations/Improvements. Make any alterations, improvements or additions to the demised premises. Lessor agrees, however, that it shall not unreasonably withhold its consent to non-structural alterations and improvements that do not adversely affect the building. Lessee, in requesting such consent, shall submit for Lessor's review and approval plans and specifications for such alterations and improvements. All alterations, improvements, additions, or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner termination of this lease and become the property of Lessor, unless

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Lessor shall, prior to or in connection with the termination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and repair any resulting damage. Should Lessee fail so to do, Lessor may, at Lessor's option, do so, and Lessee agrees to pay, as additional rent, the cost thereof. Subject to the foregoing obligation to repair damage resulting from their removal, and provided that Lessee is not in default under this Lease, Lessee may remove the fixtures and improvements that are set forth in Exhibit "B", attached hereto and made a part hereof.

         e. Machinery. Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to Lessor or other tenants occupying other parts thereof.

         f. Weights. Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

         g. Fire Insurance. Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this Lease), Lessee agrees to pay to Lessor as additional rent any increase of premiums on insurance carried by Lessor or by other tenants in the building of which the demised premises is a part, on the demised premises, or any part thereof, or on such building, caused in any way by the occupancy or conduct of Lessee.

         h. Removal of Goods. Remove, attempt to remove or manifest an intention to remove all or substantially all of Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, unless Lessee deposits with Lessor an additional security deposit in the amount of five (5) times the then current monthly minimum rent and continues to pay and perform all of its other obligations under this Lease.

         i. Vacate Demised Premises. Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied, unless Lessee deposits with Lessor the additional security deposit referred to in paragraph h above,

         j. Wheeled Vehicles. Use or permit to be used on the demised premises any handtrucks, dollies and/or any other wheeled vehicles unless they are equipped with rubber or urethane tires, or the like. Lessee shall be responsible for the repair and/or cleaning up of any marking, scoring or other damage to floors caused by wheeled vehicles.

10  LESSOR'S RIGHTS

         Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

         a. Inspection of Demised Premises: At all times by itself or its duly authorized agents to go upon and inspect the demised premises and every part thereof, with reasonable prior notice except in case of an emergency, and/or at its option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

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         b. Rules and Regulations. At any time or times and from time to time to make such rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein, so long as such rules and regulations do not materially adversely affect the business operation of Lessee. Such rules and regulations shall, when written notice thereof is given to Lessee, form a part of this lease.

         c. Sale or Rent Sign, Prospective Purchasers or Tenants. For a period not to exceed six (6) months prior to the expiration of the term of this Lease, to display a "For Sale" sign at any time prior to the expiration of this lease or a "For Rent", or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such maker as Lessor shall require, except however, such signs will not interfere with the business operations of Lessee. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours at any time. If, however, Lessee prohibits or refuses to permit Lessor or its agents or any prospective purchasers or tenants authorized by Lessor to inspect the demised premises as hereinabove mentioned, Lessee shall be in default under this Lease and, in addition to all other damages payable to Lessor for default, Lessee shall be held responsible for any loss of rent that may be incurred by Lessor by reason of the fact that Lessee has prohibited Lessor or its agents, prospective purchasers or tenants from inspecting the herein demised premises as hereinabove set forth.

11  RESPONSIBILITY OF LESSEE

         Lessee agrees to be responsible for and to release and hereby releases and agrees to indemnify Lessor from all liability by reason of any injury or damage, whether caused by a condition existing at the inception of this Lease or occurring thereafter, to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said demised premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

         Lessee also agrees to be responsible for and to release and hereby releases and agrees to indemnify Lessor from all liability by reason of any damage or injury, whether caused by a condition existing at the inception of this Lease or occurring thereafter, to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the demised premises, or from any kind of injury which may arise from any other cause whatsoever on the said demised premises or elsewhere on the Property, including without limitation, driveways, parking areas and pavements, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

12  EVENT OF DESTRUCTION

         a. Total. In the event that the demised premises or the building of which the demised premises is a part is totally destroyed or so damaged by fire or other casualty that the same cannot be repaired or restored within one hundred twenty (120) days following the fire or casualty, this lease shall, at Lessor's or, if the demised premises are damaged to such extent, at Lessee's option, absolutely cease and determine, and the rent shall abate for the balance of the term.

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         b. Partial. If the damage caused as above be only partial and such that the demised premises can be restored to their then condition within a reasonable time, as determined by Lessor, the Lessor may, at its option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose, or terminate this Lease. Lessor shall make such election to restore the demised premises or terminate this Lease by giving notice thereof to Lessee at the demised premises within thirty (30) days from the date Lessor receives notice that the demised premises have been damaged. In the event the demised premises cannot be or are not repaired, for whatever reason, within one hundred twenty (120) days following the damage, Lessee shall have the right to terminate this Lease Agreement and vacate the demised premises, such right to be exercised by written notice to Lessor given within ten (10) days following such one hundred twenty (120) day period. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this section, Lessee agrees to pay the full amount claimed by Lessor. Lessee, however, shall have the right to proceed by law to recover the excess payment, if any.

         c. Damage for Interruption of Use. Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the demised premises, or the termination of this Lease by reason of the destruction of the demised premises.

13  MISCELLANEOUS AGREEMENTS AND COVENANTS

         a. Representation of Condition of Demised Premises. The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, its officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter, except as expressly provided herein.

         b. Zoning. It is understood and agreed that the Lessor does not warrant or undertake that the Lessee shall be able to obtain a permit under any zoning ordinance or regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any zoning ordinance or regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such zoning ordinance or regulation.

         c. Effect of Repairs on Rental. No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or its agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease.

         d. Agency. It is expressly understood and agreed that Lanard & Axilbund, Inc. shall act as Lessor's agent ("Agent") for the sole purpose of collecting rent under this Lease and shall not in any event be held liable to the Lessor or to the Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this Lease; for the return to Lessee upon termination of this Lease, or under any circumstances, of rent or of other sums received by it, or by

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any error of omission or commission of the Agent or its employees or for any action or proceeding that may be taken by the Lessor against the Lessee or by the Lessee against the Lessor.

         e. Waiver of Custom. It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and further, that the failure of Lessor at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

         f. Conduct of Lessee. This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which, in the reasonable opinion of Lessor, interferes with the use, occupancy, enjoyment or business activity of others occupying the building or properties adjoining the Property, and that if at any time during the term of this lease or any extension or continuation thereof, Lessee or any occupier of the demised premises shall have conducted himself, herself or themselves in such a manner, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to ail of the rights and remedies granted and reserved herein, for the Lessee's failure to observe any of the covenants and conditions of this lease.

         g. Failure of Lessee to Repair. In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof or any other section of this Lease containing Lessee's repair and maintenance obligations following any applicable notice, cure rights and grace periods, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

         h. Mutual Waiver of Subrogation. Lessor shall not be liable to Lessee, under the terms of this Lease or otherwise, for any loss or damage to Lessee's property or interest to the extent that Lessee is insured against such loss or damage or is required under the terms of this lease to be so insured. Lessee shall not be liable to Lessor under the terms of this Lease or otherwise, for any loss or damage to Lessor's property or interest to the extent that Lessor is insured against such loss or damage. Each of the parties agrees that all policies of property and/or casualty insurance maintained by that party, shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the insured has, prior to that date and time of loss or damage, waived the right of recovery from any person or persons.

14  REMEDIES OF LESSOR

         Subject to the notice and cure provisions set forth in Section 35 of this lease, if the Lessee:

         a. Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; and/or

         b. Violates and/or fails to perform or otherwise breaks any covenant or agreement herein contained; and/or

         c. Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; and/or

         d. Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, and provided a petition against Lessee is not dismissed within sixty (60) days of filing, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, then and in such event or events, there shall be deemed to be a breach of this lease, and thereupon at the option of the Lessor,

                  i. The rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessee which may be due and payable in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this lease or any part thereof is assigned, or if the premises or any part thereof is sublet, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due from such assignee or sublessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or

                  ii. This lease and the term hereby created determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.

15  FURTHER REMEDY OF LESSOR

         In the event of any default as set forth in Section 14 and the exercise by Lessor of its rights under subsection (d)(i) thereof, Lessor, or anyone acting on Lessor's behalf, may, at Lessor's option, without terminating this lease, re-enter and re-let, for Tenant's account, the demised premises or any part or parts thereof to any person or persons, and on such terms and conditions as may, in Lessor's discretion, seem best, and Lessee shall be liable for all costs incurred in connection with such reletting (including without limitation the cost of alterations and broker's commissions) and for any loss of rent for the balance of the then current term.

16  CONFESSION OF JUDGMENT

         If the rent and/or charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Prothonotary or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an action or actions for the recovery of rent or other charges or expenses, and in said suits or in said action to confess judgment against

Lessee for all or any part of the fees or charges specified in this Lease and then unpaid including, at Lessor's option, additional charges, payments, costs and expenses to be paid by Lessee hereunder, and for interests and costs together with an attorney's fee of not less than five percent (5%) of all of the foregoing, or Five Thousand Dollars ($5,000.00), whichever shall be the greater. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said additional charges payable hereunder shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this Lease.

         LESSEE ACKNOWLEDGES THAT SECTIONS 16 AND 17 OF THIS LEASE CONTAIN AUTHORIZATION TO CONFESS JUDGMENT, THAT IT HAS CONSULTED LEGAL COUNSEL WITH RESPECT THERETO AND THAT IT UNDERSTANDS THAT THE EXERCISE BY LESSOR OF THE CONFESSIONS WILL RESULT IN THE ENTRY OF JUDGMENT AGAINST LESSEE AND THE SALE OR ATTACHMENT OF, OR EXECUTION UPON, LESSEE'S PROPERTY (INCLUDING WITHOUT LIMITATION PERSONAL PROPERTY, REAL PROPERTY AND BANK ACCOUNTS) WITHOUT PRIOR NOTICE OR THE OPPORTUNITY FOR A HEARING.

17  EJECTMENT

         When this Lease shall be determined by term, covenant or condition broken either during the original term of this Lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an action or judgment in ejection against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the demised premises, for which this Lease shall be his sufficient warrant, whereupon, if Lessor so desires, a writ of possession may issue forthwith, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the demised premises shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon termination of this Lease as hereinbefore set forth, to bring one or more action or actions as hereinbefore set forth to recover possession of the demised premises.

18  AFFIDAVIT OF DEFAULT

         In any action of ejectment and/or for additional charges in arrears, Lessor shall first cause to be filed in any such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom of practice to the contrary notwithstanding.

19  WAIVERS BY LESSEE

         Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any rights under this lease. Lessee further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary to enter a fieri facias or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a fieri facias or other process. Lessee, however, expressly does not waive any right it may have to seek judicial relief under law in the event judgment is confessed against Lessee under this Lease. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason, Lessee specifically waives the right to the three months' notice required by the Act of December 14, 1863, and to the fifteen or thirty days' notice required by the Act of April 3, 1830, and agrees that five days' notice shall be sufficient in either or any such case.

20  RIGHT OF ASSIGNEE OF LESSOR

         The right to enter judgment against Lessee and to enforce all of the other provisions of this Lease herein provided for may, at the option of any assignee of this Lease, be exercised by any assignee of the Lessor's right, title and interest in this Lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed or witnessed in accordance with the Act of Assembly of May 28, 1715, 1Sm. L. 99, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignment shall be executed and witnessed.

21  REMEDIES CUMULATIVE

         All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent, provided that the notice and grace periods set forth in Section 35 of this Lease have been observed. No termination of this Lease or the taking or recovering of the demised premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there had been no termination, or for other sums due at the time or which, under the terms hereof, would in the future become due as if there had been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the demised premises.

22  CONDEMNATION

         In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate, or if ten percent (10%) or more of the demised premises are taken, Lessee may terminate this Lease Agreement, any such termination to be effective as of the date title shall vest in the condemnor, and rent, if this Lease is not terminated, shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives ail claims against the Lessor by reason of the complete or partial taking of the demised premises. Nothing herein contained shall be construed as a waiver of any rights Lessee may have under the Eminent Domain Code or other law against the condemning authority for removal expenses, business location damages, and/or moving expenses, providing however that this shall in no way affect or detract from any award payable to Lessor by the condemning authority.

23  SUBORDINATION

         This lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and the Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall, at the option of the party to whose rights this lease has been subordinated, thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid. Lessor represents and warrants that as of the date of execution of this lease, there are no mortgages affecting the Property. The subordination of this lease to any future mortgage affecting the Property shall be subject to the express condition that Lessee's rights under this lease shall not be disturbed so long as Lessee is performing all of its obligations under this lease. Lessor and Lessee acknowledge that Lessor holds the Property under a ground lease from Velma D'Andrea and Louis D'Andrea (the "Ground Lease"), and Lessor warrants and represents to Lessee that Lessor has the right under the Ground Lease to enter into this lease.

24  RENEWAL

         It is mutually agreed that either party hereto may terminate this Lease at the end of the term by giving to the other party written notice thereof at least THREE (3) MONTHS prior thereto, but in default of such notice this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained, except only that the minimum rent shall be adjusted by the percentage increase of the Bureau of Labor Statistics Consumer Price Index, Urban Wage Earners and Clerical Workers, (Revised CPI-W), Philadelphia, Pennsylvania, (All Items Series A), (1967 = 100), over the period during which the last rent for the preceding term was in effect, for a further period of ONE (1} YEAR, and so on from year to year unless or until terminated by either party hereto, giving the other THREE (3) MONTHS written notice for removal previous to expiration of the then current term; provided, however, that should this Lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor, prior to the last date hereunder for giving notice of termination of the then current term, shall have given written notice of its intention to change the terms and conditions of this Lease, and Lessee shall not, within ten (10) business days of the date of such notice, notify Lessor of Lessee's rejection of such changes, which rejection shall constitute Lessee's notice of its intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under this Lease as modified by the terms and conditions mentioned in such notice for a further term as above provided, unless said notice shall fix a different term, in which event the term fixed in said notice shall apply; if Lessee shall give notice, as stipulated above, of its intention to vacate the demised premises at the end of the then current term, and shall fail or refuse so to vacate, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which event all the terms and conditions of this Lease as modified by Lessor's notice shall continue thereafter with full force precisely as if such notice from Lessee had not been given, or (b) to regard this Lease as terminated, whereupon the Lessee expressly agrees to vacate said premises within ten (10) business days of the date of written notice from Lessor. If either party shall have given notice of termination in accordance with the provisions of this Lease or this Lease shall otherwise by its terms terminate, and Lessee shall refuse or fail to vacate the demised premises at the end of the then current term, then it is expressly agreed that Lessor shall have the option of (a) disregarding such notice of termination or provision for termination as having no effect, and of regarding this Lease as having been renewed on the same terms and conditions for a further period of one (1) year, or (b) of regarding this Lease as terminated, whereupon the Lessee expressly agrees to vacate the premises within ten (10) business days of the date of written notice from Lessor. Nothing herein contained shall deprive Lessor of any other rights or remedies afforded by this Lease or by law by reason of Lessee's failure to vacate the demised premises at the expiration of the then current term of this Lease.

25  NOTICES

         All notices required to be given by Lessor to Lessee shall be sent by registered or certified mail, return receipt requested, and after the Commencement Date shall be addressed to the demised premises. All notices given by Lessee to Lessor must be given by registered or certified mail, and as against Lessor the only admissible evidence that notice has been given by Lessee shall be registry return receipt signed by Lessor or its agent. In the event that Lessor shall mail notice to Lessee as aforesaid, the date of mailing shall be the valid date of service.

26  LEASE CONTAINS ALL AGREEMENTS

         It is expressly understood and agreed by and between the parties hereto that this Lease and the Riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or its Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

27  BROKERAGE AGREEMENT

         Lessor acknowledges that it has entered into an Exclusive Agency Agreement (Lease) with Agent, dated October 4, 1995, and Lessor hereby agrees that its obligations to Agent under said Agreement shall continue throughout the term of this Lease and for the term of any renewal option while this Lease remains in effect. It is agreed and understood by Lessor and Agent that the term "gross rental" as used in the Exclusive Agency Agreement refers only to "minimum rent" payable under Paragraph 4 of this Lease and not to any items of additional rent payable under this Lease.

28  BROKERS; INDEMNIFICATION

         Lessor and Lessee represent and warrant to each other that they have dealt with no brokers in this transaction other than Lanard & Axilbund, who was retained by Lessor and whose commission shall be paid by Lessor pursuant to the Exclusive Agency Agreement referred to in Section 27 of this Lease. If any other broker asserts a claim based on alleged dealings with Lessor or Lessee in connection with this Lease Agreement, such party (Lessor or Lessee, as applicable) shall indemnify and hold harmless the other from and against all cost and liability arising out of such claim.

29  HEIRS AND ASSIGNEES

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

30  HEADINGS NO PART OF LEASE

         Any headings preceding the text of the several sections or sub-sections hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

31  SERVICES & UTILITIES

         The Lessor shall not be held responsible or liable for its inability to furnish, if any, heat, service and/or use of the passenger and freight elevators and loading docks, electricity, steam, water, sprinkler system and/or any other service supplied by Lessor, due to any breakdown or failure of the apparatus supplying same and/or while undergoing repairs and/or through any rule or order of any of the properly constituted authorities and/or through any other cause of whatsoever nature. Lessee acknowledges that it has inspected the Demised Premises and the utility and other services provided thereto and accepts the same "AS IS."

32  OPTION TO RENEW

         Provided that (a) at the time of exercise and at all times prior to the commencement of this option Lessee shall not be in default under any of the provisions of this Lease, and b) Lessee has not been TEN (10) DAYS or more days late in the payment of rent more than a total of THREE (3) times during the lease term and all preceding extensions, Lessee shall be granted an option to extend the term hereof for a further period of FIVE (5) YEARS, commencing SEPTEMBER 1, 2002 and expiring AUGUST 31, 2007, which option shall be exercisable in the manner and at the time specified below. The minimum annual rental payable during such extended period shall be as follows: the minimum annual rental for the lease year from September 1, 2002 to August 31, 2003 shall be the total of (i) the minimum annual rental payable for the lease year from September 1, 1997 to August 31, 1998, plus (ii) an amount computed by multiplying such annual rental by the percentage increase of the Consumer Price Index, as defined in Paragraph 4c of this Lease, for June, 2002 over the same index for June 1997; and the minimum annual rental for each lease year during the period from September 1, 2003 to August 31, 2007, shall be the total of i) the minimum annual rental payable for each preceding lease year, plus ii) an amount computed by multiplying such annual rental by the smaller of (A) 0.05 (5.00%), or (B) the percentage increase of the Consumer Price Index for the month which is three (3) months prior to the commencement date of the then current lease year over the same index for the month which is three (3) months prior to the commencement date of the preceding lease year. The aforesaid percentage increases shall be determined by first obtaining the difference, if any, between the more recent and earlier indices and then dividing such difference by the earlier index. Such rental shall be payable in equal monthly installments. In no event shall the minimum annual rental for any lease year during the above mentioned period be less than the total minimum annual rental payable for the preceding lease year. In the event the Consumer Price Index is discontinued, it is agreed that the index taking its place shall be used.

         Lessee shall exercise said option by giving Lanard & Axilbund, Inc., Agent for Lessor, written notice of its intention to do so by registered or certified mail, return receipt requested, on or before March 1, 2002.

         Anything contained in this Lease to the contrary notwithstanding, in the event Lessee shall not exercise the option herein granted, this Lease shall terminate absolutely and without further notice from either party on the expiration date of the original term, namely, August 31, 2002, subject however, to the provisions of Paragraph 24 of this Lease, and except that in the event Lessee shall occupy the demised premises for any period of time after the expiration date of the original term without the consent of Lessor, then, at the option of Lessor, exercisable by written notice within THIRTY {30) DAYS after the expiration date of the original term, Lessee shall be deemed to have exercised this option by its holdover and shall be bound by the terms and conditions of the option set forth herein.

         If the option herein granted is exercised or deemed to have been exercised by Lessee's holdover as provided above, or if not exercised and the parties hereto enter into an extension or renewal of this Lease Agreement, Paragraph 24 shall become effective as of the first day of the renewal or extension period, but not before. The said option may be exercised to extend the term hereof one (1) time only. Except as expressly provided in this clause, upon the exercise of the option herein granted all of the terms and provisions of this Lease shall apply during the extended term.

33  SECURITY DEPOSIT

         Upon the execution of the Lease, Lessee shall pay to Lanard & Axilbund, Inc., Agent for Lessor ("Agent"), the sum of SIX THOUSAND TWO HUNDRED THIRTY DOLLARS ($6,230.00), which sum shall be held by Agent as collateral security for Lessee's faithful performance hereunder, receipt of which is hereby acknowledged by Agent.

         In the event Lessor should allege that Lessee is in default hereunder, the security deposit and accrued interest shall be forthwith applicable on account of sums which may be due Lessor by reason of such default and Agent, without liability therefor, shall, upon written demand of Lessor setting forth the basis of default, disburse to Lessor such amounts as Lessor requests, and Lessor agrees to hold harmless, indemnify and defend Agent on account of such disbursements. Such application of the security deposit shall be in addition to all other rights and remedies accruing to Lessor hereunder. At the termination of Lessee's tenancy and upon surrender of the demised premises as provided for in the Lease, the unapplied balance of the security deposit, if any, shall be returned to Lessee.

         Agent shall place said security deposit in an interest bearing escrow savings account, and Lessee, provided Lessee shall not be in default hereunder, shall be entitled to the interest earned thereon at the termination of said Lease. Agent shall be entitled to reasonable legal costs incurred as a result of any lawsuit arising out of this section, said cost to be borne by the non-prevailing party. If Lessee shall be in default, Lessee agrees that the interest earned on said security deposit shall be applicable to any rent or additional rent due under the Lease.

         The party who, as provided above, is entitled at the termination of this Lease to receive the interest on the security deposit not previously applied on account of Lessee's default, is hereinafter referred to as the "Interest Beneficiary". The Interest Beneficiary agrees, promptly upon request from Agent, to provide its Tax I.D./Social Security number to Agent and to execute a U.S. Government Form W-9. Agent shall have no obligation to place the security deposit in a banking institution pending Interest Beneficiary's compliance with the foregoing. However, at its election, escrowee may, until such times as the Interest Beneficiary complies with the foregoing, place the security deposit in a bank account of Agent's name and tax I.D. number, and any interest accruing during such period shall be the sole property of Agent, who shall also be responsible for payment of income taxes due thereon.

         In the event of the sale or transfer of Lessor's interest in the building, Lessor shall have the right to transfer the security deposit to such purchaser or transferee, in which event Lessee shall look only to the new lessor for the return of the security deposit, and Lessor shall thereupon be released from all liability to Lessee for the return of such security deposit. It is understood that no part of the security deposit is to be considered as the last rental due under the terms of the Lease.

34  LESSEE'S INSURANCE

         Lessee hereby covenants and agrees, at its own cost and expense, to take out and maintain in full force and effect at all times until the expiration or earlier termination of the Lease, a comprehensive liability insurance policy in the sum of Two Million Dollars ($2,000,000.00) aggregate insuring against loss of life and bodily injury and Five Hundred Thousand Dollars ($500,000.00), or such other limit as Lessor may from time to time specify, on an "occurrence" basis, insuring against property damage in, on, about, or adjacent to the demised premises, as well as business interruption insurance in an amount comparable to that carried by other businesses of comparable size to Lessee's business, and insurance covering loss and damage to Lessee's personal property, contents, improvements and betterments in, on or about the demised premises, in an amount equal to the full replacement value thereof. Such policy or policies shall name Lessor and Agent as named insureds, without cross suits exclusion, (except for Lessee's contents coverage), shall be non-cancelable without thirty
(30) days prior written notice to Lessor without exculpation of the insurer in the event it fails to give such notice, and shall be satisfactory to Lessor in form and content. Lessee shall deliver such policy or policies, or a certificate of insurance evidencing same (Accord Form 27 with respect to Property Insurance), to Lessor prior to Lessee's taking possession of the demised premises, such delivery being a condition precedent to the commencement of the Lease. Lessee hereby agrees to indemnify, defend and hold Lessor harmless of and from any and all claims of whatever nature, including attorney's fees and costs, arising from, or in connection with, Lessee's use and occupancy of the Property.

         In clarification of the requirements set forth above, the coverage obtained by Lessee shall be written on an "occurrence" basis, if available. If an "occurrence" basis form is not available, Lessee must purchase "tail" coverage for the most number of years available, and Lessee must also purchase "tail" coverage if the retroactive date of an "occurrence" basis form is changed so as to leave a gap in coverage for occurrences that might have occurred in prior years. If a "claims made" policy is ever used, the policy must be endorsed so that Lessor is given the right to purchase "tail" coverage should Lessee for any reason not do so or if the policy is to be canceled for nonpayment of premium. Any such payment by Lessor on behalf of Lessee shall be considered Additional Rent.

35  DEFAULT

         It is understood and agreed that twice per any twelve (12) month period, but not more often, Lessor shall be obligated to give Lessee written notice of Lessee's failure to pay rent after it shall become due, and FOURTEEN
(14) DAYS opportunity to cure such breach of Lease, prior to Lessee's being considered in default by reason of the non-payment of rent. Further, twice per any twelve (12) month period, but not more often, Lessor shall be obligated to give Lessee written notice of Lessee's failure to do, or refrain from doing, any act or thing required by Lessee under the Lease or under law (other than the payment of monies or the covenants undertaken under Paragraphs 9(h), 9(i), 14(c) and 14(d) hereof), and TWENTY (20) DAYS opportunity to cure such breach of Lease, or, if same cannot be cured within said TWENTY (20) DAY period, to commence to cure and proceed therewith diligently and continually prior to Lessee's being considered in default by reason of such non-payment or non-performance. Lessee shall have no right to the benefit of the grace periods hereunder more than two (2) times during any twelve (12) month period.

36  LEASE TAXES

         If federal, state or local law now or hereafter imposes any tax, assessment, levy, state and local realty transfer tax, or other charge (other than any income tax) directly or indirectly upon Lessor with respect to this Lease or the value thereof or upon the Lessee's use or occupancy of the demised premises, or upon rent, additional rent or any other sums payable under this Lease or upon this transaction (all of which are herein called "Lease Taxes"), Lessee shall pay to Lessor, as additional rent and upon demand, the amount of said Lease Taxes unless Lessee is prohibited by law from paying same, in which event the minimum rent shall be increased by the amount of said taxes.

37  REPAIRS AND MAINTENANCE

         Lessee agrees to accept the demised premises in the physical order and condition existing on the date of commencement of the term of this Lease and Lessee shall, except as specified in Sections 39 and 40 below, throughout the term hereof, at Lessee's sole expense, make all necessary or appropriate repairs, replacements and renewals, interior and exterior, structural and non-structural, foreseen and unforeseen, ordinary and extraordinary, required to keep and maintain the demised premises and all systems, equipment and apparatus appurtenant thereto, or used in connection therewith, including the loading docks, dock area and related equipment, in good order and condition, with the express exception of the roof, exterior support walls, load bearing walls and buried pipes which shall be the sole responsibility of Lessor, and Lessee shall return the demised premises to Lessor in such good order and condition at the expiration of this Lease, ordinary wear and tear not caused by the negligence of Lessee, or those employed or acting for Lessee, alone excepted. Any repairs, replacements and renewals and/or labor or materials performed and/or furnished in, on or about the demised premises shall be performed or furnished in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted municipal authorities or other governmental bodies having jurisdiction, and the requirements of any Board of Fire Underwriters having jurisdiction. Lessee at its sole cost and expense, shall be responsible for its snow removal, unless Lessee shall choose to use Lessor's snow removal contractor, in which case Lessee shall pay forty-three percent (43%) of the cost of all snow removal for the Property.

38  HVAC MAINTENANCE

         Lessee shall be responsible to keep the heating, ventilation and air-conditioning system presently in the demised premises in good operating order, and Lessee agrees to take out and maintain in full force and effect, throughout the term of this Lease and any extension or renewal thereof, a standard maintenance contract for said HVAC system, providing a minimum of two
(2) inspections per year, at its own cost and expense. Any and all repairs and/or maintenance requirements for said HVAC system not included as part of the standard maintenance contract shall be the responsibility of Lessor. If, however, Lessee installs any additional HVAC equipment in the demised premises, Lessee shall be solely responsible for the maintenance, repair and replacement of such additional equipment, which shall be Lessee's property and may be removed by Lessee at the termination of this Lease, provided that Lessee repairs all damage incident to the installation and removal of same.

39  ROOF AND STRUCTURAL

         Lessor shall be responsible for the condition and continued repair of all plumbing, drain pipes leaking from the pavement, curb or street to the demised premises unless damage thereto is caused by Lessee's negligence or non-permissible use of the demised premises. Lessor shall also be responsible for the condition and repair of all structural and load bearing walls unless damage thereto is caused by Lessee's negligence or non-permissible use of the demised premises. The costs of repairs thereto shall be borne by Lessor and shall not constitute part of operating costs of the Property. Upon receipt of written notice from Lessee, Lessor agrees, at its expense, to repair, with due diligence, allowing for delays on account of weather, availability of materials and labor and force majeure, any leaks in the roof or make any repairs to the exterior structural portions of the building on the demised premises, provided such repairs are not made necessary by any act or neglect on the part of Lessee, its servants, invitees, licensees, agents or contractors. In no event, however, shall Lessor be liable to Lessee, its servants, invitees, licensees, agents or contractors for any loss or damage due to, or alleged to be due to, any leaks from the said roof and/or caused by failure to make repairs to the exterior structural portions of the demised premises during the term of this Lease or any renewal thereof.

40  ALTERATIONS AND IMPROVEMENTS

         Lessee may, at its own cost and expense, make the following non-structural alterations and improvements to the demised premises in connection with Lessee's use thereof, provided such alterations and improvements shall not adversely affect the structural soundness of the building of which the demised premises is a part. Lessee's proposed alterations and improvements are as follows:

         a. construct approximately 6,000 to 8,000 sq. ft. of air conditioned, heated space consisting of offices, a showroom, and an additional bathrooms; and

         b. installation of a humidor for storage of its cigars.

         All such alterations and improvements shall be in accordance with plans and specifications to be supplied by Lessee, which plans shall in all instances first be subject to Lessor's approval, which approval shall not be unreasonably withheld. Lessee shall provide Lessor with evidence that each contractor has adequate workers compensation insurance and general liability insurance in the amount of at least $2,000,000.00 for injury or death to any person or persons in any one occurrence and property damage to the limit of $100,000.00, together with a certificate from the insurer, who shall be reasonably satisfactory to Lessor, to the effect that such insurance may not be canceled or substantially modified without at least ten (10) days prior written notice to Lessor. Lessee shall furnish a guaranty by each of Lessee's prime contractors and materialmen, for the benefit of Lessor, Lessee, and such other parties as Lessor shall designate, that all work, materials and equipment will be provided in accordance with the approved plans and specifications, and that they will promptly upon notice correct and repair, at their own cost and expense, any deficiency, defect, default or imperfection of materials, equipment or workmanship which appears within one (1) year after completion of their work or installation.

         No work or installation by Lessee at the demised premises shall be done except after filing a waiver of the right to file any lien therefor (commonly known as a "Mechanic's Lien") in the local Prothonotary's office or elsewhere as provided by law, so as to constitute an effective waiver by anyone having a right to file such lien. If any such mechanic's lien, claim or complaint on a mechanic's lien is filed, Lessee shall cause it to be discharged or satisfied within fifteen (15) days of service or upon notice of same, whichever shall be sooner.

         In making any approved alterations and improvements, Lessee shall comply with any and all laws, statutes, ordinances, rules, regulations and requirements of the municipal and other duly constituted governmental authorities and insurance organizations, as well as the Americans with Disabilities Act of 1990, as it may be amended from time to time.

         Unless Lessor, prior to the expiration of this Lease, gives notice to Lessee to remove said alterations and improvements, or any portion of same, such alterations and improvements shall remain upon the demised premises and become part of the property of Lessor. If Lessee shall be permitted to remove any such alterations and improvements at the expiration or earlier termination of the Lease, Lessee shall, at its own expense, repair all damage resulting from such removal. In the event Lessee shall fail to remove the said alterations and/or improvements and restore the demised premises as herein provided, Lessor shall have the right to go upon the demised premises to do so and Lessee agrees to pay the cost thereof as additional rent. With respect to those alterations and improvements which Lessor has elected to have remain upon the demised premises, Lessee agrees that title to same shall vest in Lessor and Lessor agrees that Lessee shall not be obligated to remove same.

         If, as a result of any alteration and/or improvement which may be made to the demised premises by Lessee either pursuant to this clause or without authorization from the Lessor, any person and/or property shall be injured and/or damaged, liability therefor shall be the sole responsibility of the Lessee, and Lessee hereby agrees to indemnify and hold Lessor harmless of and from any and all claims of whatever nature arising from, or in connection with, any such alterations and/or improvements.

41  [INTENTIONALLY OMITTED.]

42  SIGN

         Notwithstanding anything elsewhere herein contained to the contrary, Lessee shall, at Lessee's sole cost and expense, have the privilege of placing or erecting signs and/or plaques upon the herein demised premises and/or the building of which it is a part, which signs and/or plaques shall be similar in size, style, content and location to those of the other tenants and occupants of the said building. The placing or erecting of such signs and/or plaques shall be subject to and in compliance with any and all laws, statutes, ordinances, rules, regulations and requirements of the municipal and other duly constituted authorities and insurance organizations; provided however, the plans and specifications therefor shall first be submitted to Lessor for written approval as to size, character and location, which approval shall not be unreasonably withheld; and further provided that upon the expiration of the within term or any sooner determination of the Lease, or any renewal or extension thereof, Lessee will, at its own cost and expense, remove such signs and/or plaques and restore the premises as well as the building to its condition prior to the erection thereof, reasonable wear and tear excepted. Lessee shall defend, protect and save Lessor harmless of and from any claims for injuries to persons or damage to property caused by the placing, maintenance, repair or removal of said signs and/or plaques.

43  SUBLET

         Original Lessee only may sublet all of the herein demised premises and only provided the business of the sublessee shall be no more hazardous than that of Lessee's present business and shall be consistent, in Lessor's opinion, with other uses in the facility of which the demised premises is a part, and provided further that Lessee shall obtain the prior written approval from Lessor, which approval shall not be unreasonably withheld, but which may properly be withheld if Lessor, in its sole discretion, deems the reputation of the proposed sublessee or the nature of its business to be objectionable. Lessee shall not be relieved of any responsibility or liability under the terms of this Lease by reason of any subletting. Lessee shall not sublet the demised premises at a rental higher than that as set forth in this Lease.

44  LESSOR'S LIABILITY

         There shall be no personal liability in respect to any of the covenants or conditions of this Lease and same shall or may not be imposed upon Lessor, or any officer, director, shareholder, partner, employee, or agent of Lessor (hereinafter collectively referred to as "Lessor's Parties" for the purpose of this Paragraph). Lessee shall look solely to the equity of the Lessor in the Property for satisfaction of the remedies of Lessee in the event of a breach by Lessor of any of the covenants or conditions of this Lease, and no other property or assets of Lessor's Parties shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies in the event of a violation by Lessor of any of the above specified provisions.

         In case Lessor or any successor owner of the demised premises shall convey or otherwise dispose of the demised premises or of the interest of Lessor in and to this Lease, all liabilities and obligations on the part of Lessor, or successor owner as Lessor, under this Lease accruing after such conveyance or disposal shall thereafter terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner of the demised premises.

45  ESTOPPEL CERTIFICATES/FINANCIAL STATEMENTS

         Lessee agrees at any time and from time to time, within five (5) days after Lessor's written request, to execute, acknowledge and deliver to Lessor a written instrument in recordable form certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), the expiration date and the dates to which rent, additional rent and other charges have been paid in advance, if any, security deposit, if any, and stating whether or not to the best knowledge of the signer of such certificate Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease Agreement and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the fee or any mortgagee thereof or any assignee of Lessor's interest in this Lease Agreement or of any mortgage upon the fee of the premises, or any part thereof.

         Lessee shall provide financial statements of Holt's Cigar Company, Inc., prepared by independent accountants, to be prepared and submitted to Lessor in a form reasonably acceptable to Lessor no more than once each year, within one hundred twenty (120) days after the close of each respective entity's fiscal year. Lessor shall not, except in connection with the financing or sale of the demised premises, furnish such reports to a third party. The first statement due hereunder shall be provided at or before execution of this Lease. Lessee shall not be required to submit financial statements of Ashton Distributors, Inc. to Lessor.

46  LATE PAYMENT CHARGE

         If Lessee does not pay rent on the day when same shall become due and payable, and such failure shall continue for a period of ten (10) days, Lessee shall pay to Lessor a service charge of three (3%) percent of the late payment, and if not paid by the last day of the month, the late payment shall continue to incur interest at the rate of one and one-half (1 1/2%) percent per month (or part thereof) retroactive to the first of the month, (or such lesser charge as may be the legal maximum for a debtor of the same nature and character as Lessee in the jurisdiction in which the premises is located) on the amount of such rent or additional rent or all of them, for each month or a portion of a month that same shall remain unpaid; provided, however, that such service charge shall, in no event, be less that Twenty-five Dollars ($25.00) for any month or a portion of a month that rent or additional rent shall remain unpaid. Such service charge shall be for the purpose of defraying administrative expenses of Lessor, and is not intended as a penalty against Lessee. The provisions of this paragraph shall not preclude Lessor from exercising its options as set forth in any other section of this Lease or as provided by law.

47  HAZARDOUS SUBSTANCES

         Lessee is on notice and hereby acknowledges the dangers and the possibility of liens being placed on the Property in the event it places, causes or allows to be placed on the Property hazardous substances as that term is defined in Section 101(14) of the Comprehensive Environmental Response Compensation and Liability Act (the "Act"), 42 U.S.C. Section 9601(14), or any other governmental or agency act defining such material now or hereafter promulgated. Lessee agrees to comply with all laws by any local, state or federal authority or agency regarding the handling, generation, storage, use or disposal of such hazardous substances, and to take all necessary precautions to prevent spills of same on or about the Property. As used in this section, hazardous substances shall also include petroleum and asbestos products and medical waste. Furthermore, Lessee shall, at its own expense, comply with all present and future "Environmental Cleanup" laws and the regulations promulgated by the State of Pennsylvania, the United States Government and its agencies, and shall make all submissions to, provide all information to, and comply with ail requirements of, the bureau and agencies of the State of Pennsylvania and the United States Government and, at Lessor's election, have an independent inspection and report prepared at Lease termination.

         Should such body or other department of the State of Pennsylvania determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the demised premises which occur during the term of this Lease, then Lessee shall, at its own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans. At no expense to Lessor, Lessee shall promptly provide all information requested by Lessor for preparation of non-applicability affidavits when requested by Lessor. Lessee shall indemnify, defend and save Lessor harmless from all fines, suits, procedures, claims and actions of any kind or from any loss (including diminution in value and/or loss of rents) arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the demised premises which occur during the term of this Lease or from any breach of this Lease; and from ail fines, suits, procedures, claims and actions of any kind arising out of Lessee's failure to provide all information, make all submissions and take all actions required by any agency or department of the State of Pennsylvania or the United States Government. Lessee's obligations and liabilities under this paragraph shall continue so long as Lessor remains responsible for any spills or discharges of hazardous substances or wastes at the demised premises which occur during the term of this Lease. Lessee's failure to abide by the terms of this paragraph shall be restrainable by injunction.

48  HOLDOVER

         If Lessee shall retain possession of the demised premises or any portion thereof without Lessor's consent following the expiration of the Lease or sooner termination for any reason, then Lessee shall pay to Lessor for each day of such retention triple the amount of the daily rental as of the last month prior to the date of expiration or termination. Lessee shall also indemnify, defend. protect and hold Lessor harmless from any loss, liability or cost, including reasonable attorney's fees, resulting from delay by Lessee in surrendering the demised premises, including, without limitation, any claims made by any succeeding Lessee founded on such delay. Acceptance of rent by Lessor following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this section shall waive Lessor's right of reentry or any other right. Unless Lessor consents in writing to Lessee's holding over, Lessee shall be only a Lessee at sufferance, whether or not Lessor accepts any rent from Lessee while Lessee is holding over without Lessor's written consent. Additionally, in the event that upon termination of the Lease Lessee has not fulfilled its obligation with respect to the repairs and cleanup of the demised premises or any other Lessee obligations as set forth in this Lease, then Lessor shall have the right to perform any such obligations as it deems necessary at Lessee's sole cost and expense, and any time required by Lessor to complete such obligations shall be considered a period of holding over and the terms of this section shall apply.

49  RECOVERY FUND, ETC.

         As required by the Pennsylvania Real Estate Licensing and Registration Act, Lessee and Lessor acknowledge notice of the following: (a) The Pennsylvania legislature has established a real estate recovery fund whose purpose is to compensate persons who obtain a judgement because of fraud, misrepresentation or deceit of any agent. For further information call (717) 783-3658; (b) Agent's fee and the expiration date of a listing agreement, if any, are negotiable, and
(c) the broker is the agent of the Lessor, not the Lessee.

50  APPROVAL

         This lease is subject to the approval of Lessor, to be obtained within five (5) days of the date of execution by Lessee. If Lessor's approval is not obtained as provided above, any monies paid by Lessee shall be returned to Lessee.

         Pending lease approval, Lanard & Axilbund, Inc., acting as agent for Lessor, may deposit any such monies in its Escrow Account; however, such depositing shall not constitute an approval of this lease by Lessor.

51  QUIET ENJOYMENT

         Upon payment by Tenant of minimum rent and all additional rent and upon the observance and performance by Lessee of all the terms, covenants, conditions, provisions and agreements of this Lease on Lessee's part to be observed and performed, Lessee shall peaceably and quietly hold and enjoy the demised premises for the term of this Lease without hindrance or interruption by Lessor or by any person or persons lawfully claiming or holding by, through or under Lessor, subject, nevertheless, to the terms, covenants, conditions and provisions of the Lease.

52  ALLOWANCE FOR TENANT IMPROVEMENTS

         Lessor shall provide Lessee with an allowance for the alterations and improvements to be constructed in the demised premises by Lessee in a total amount up to the lesser of (i) twenty percent (20%) of the amount actually expended by lessee for alterations and improvements in the demised premises from the Commencement Date through August 31, 1997, or (ii) Forty-Five Thousand Dollars ($45,000.00). As soon as practicable following August 31, 1997, Lessee shall submit to Lessor, as documentation supporting the amount of the allowance to be given under this Section, an itemized written statement detailing the improvements and alterations constructed by Lessee in the demised premises and the amount expended by Lessee for each item, together with copies of receipted invoices for each item. The allowance shall be paid by means of a monthly credit against base rent so long as Lessee continues to perform all of its obligations under this Lease, such monthly credit to be equal to the total permitted allowance divided by 120. In the event Lessee does not exercise its option to renew this Lease for an additional five (5) years beyond the initial term in accordance with Section 32 of this Lease, Lessee shall not be entitled to and shall have no claim against Lessor for the remaining portion of the allowance that was not paid as a monthly credit against base rent during the initial term, and Lessor shall retain such remaining amount.

53  RIGHT OF FIRST OFFER

         Lessor agrees that if, during the term of this Lease, Lessor desires to voluntarily lease any space in the building on the Property, Lessor shall notify Lessee of the lease rental rate, term of lease and other terms and conditions upon which Lessor is willing to lease the space to Lessee. Lessee shall have a period of ten (10) business days to notify Lessor whether or not it will lease the space upon the stated terms and conditions. If Lessee agrees to lease the space upon the stated terms and conditions, Lessor and Lessee shall negotiate in good faith the lease based upon the previously stated terms and conditions, and shall attempt to conclude and execute a lease within forty-five (45) calendar days of Lessee's notice agreeing to lease the space. If, despite the good faith efforts of Lessor and Lessee, no lease for the space is signed within such forty-five (45) calendar day period, then Lessor shall have the right to market the space to outside parties and Lessee shall have no further right of first offer or other preferential right with regard to that particular space. If Lessee, upon receiving Lessor's terms and conditions for leasing the space on the stated terms, fails to respond to Lessor within ten (10) business days or refuses to lease the space on the stated terms, then Lessor shall have the right to market the space to outside parties, free of any rights of Lessee with respect to such space. Lessee shall, within five (5) days of any request by Lessor, provide Lessor with a written certificate specifying that Lessor has informed Lessee of the availability of certain space (and specifying the space), whether or not Lessee wished to lease the space, what the terms and conditions of the proposed lease were, whether Lessee agreed to lease the space and any and all other information reasonably requested by Lessor.

54  JOINT AND SEVERAL LIABILITY

         Holt's Cigar Company, Inc. and Ashton Distributing, Inc. together constitute "Lessee" under this Lease Agreement, and each of them shall be jointly and severally liable for all payment and performance obligations of Lessee under this Lease Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written, and intend to be legally bound thereby.

         LESSOR:                        P. D'ANDREA, INC.

                                        By: /s/ Velma D'Andrea
                                            -----------------------------------
                                                                      President

                                        Attest: /s/ Elizabeth [ILLEGIBLE]
                                                -------------------------------
                                                                      Secretary
                                                                (corporate seal)

                      (Signatures continued on next page)

                    (Signatures continued from previous page)

         The undersigned, having examined the above Lease and agreements, hereby agrees to accept them and approves of them in their entirety.

         LESSEE:                   HOLT'S CIGAR COMPANY, INC.



                                   By: /s/ [ILLEGIBLE]
                                       -------------------------------------
                                                                       President

                                   Attest: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                                                       Secretary
                                                                (corporate seal)

                                   ASHTON DISTRIBUTORS, INC.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------------------------
                                                                       President

                                   Attest: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                                                       Secretary
                                                                (corporate seal)



         AGENT:                    LANARD & AXILBUND, INC.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------------------------

                                   EXHIBIT "A"


                        Description of Demised Premises

                    This page shows a floor plan of premises




                                   EXHIBIT "A"

                                    EXHIBIT B

1. Internal Humidor. A humidor room similar in nature to a commercial cooler will be constructed encompassing approximately 5,000 square feet. The room will be super insulated and the humidity and temperature will be precisely controlled to maintain the proper environment for the long and short term storage of cigars.

         Neither the room itself nor the humidification or temperature control equipment will pierce the outside walls or roof of the building, will be contained within the existing structure and will be accessible only from within the demised premises.

2. Humidification Equipment. Humidification equipment designed to keep a 5,000 square foot humidor with the proper humidity for the long and short term storage of cigars

3. Temperature Control Equipment. Heat/air conditioning equipment designed to work in conjunction with the humidification equipment for 5,000 square foot humidor and to keep said room at the proper temperature for the short and long term storage of cigars.

Form W-9
(Rev. April 1990)
Department of the Treasury
Internal Revenue Service
--------------------------------------------------------------------------------
                              Request for Taxpayer
                    Identification Number and Certification
--------------------------------------------------------------------------------
                                 Give this form
                              to the requester. Do
                                NOT sent to IRS.
--------------------------------------------------------------------------------

Please print or type
--------------------------------------------------------------------------------
Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions under "Name" if your name has changed.)

Holt's Cigar Co., Inc.
--------------------------------------------------------------------------------
Address (number and street)

2901 Grant Avenue
--------------------------------------------------------------------------------
City, state, and ZIP code

Phila., PA 19114
--------------------------------------------------------------------------------
Part I Taxpayer Identification Number (TIN)
--------------------------------------------------------------------------------

Enter your taxpayer identification number in the appropriate box. For indiduals and sole proprietors, this is your social security number.
For other entities, it is your employer
identification number. If you do not have a number, see How To Obtain a TIN, below.

Note: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.


                                                 Social security number
                                                 |_|_|_|-|_|_|-|_|_|_|_|

                                                              or

                                                 Employer identification number
                                                 |_|_|-|_|_|_|_|_|_|_|


--------------------------------------------------------------------------------


                                 ----------------------------------------
                                 List account number(s)
                                 here (optional)


                                 ----------------------------------------
                                 Part II For Payees Exempt From
                                         Backup Withholding (See
                                         instructions)
                                 ----------------------------------------

                                 ----------------------------------------
                                 Requester's name and address (optional)



                                 ----------------------------------------



--------------------------------------------------------------------------------
Certification.--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions.--You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see Signing the Certification under Specific Instructions, on page 2.)

--------------------------------------------------------------------------------
Please
Sign
Here                  Signature xxxx, CFO                   Date 3/4/97
--------------------------------------------------------------------------------

Instructions

(Section references are to the Internal Revenue Code.)

Purpose of Form.--A person who is required to file an information return with IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued). (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to the 20% backup withholding.

Note: If a requester give you a form other than a W-9 to request your TIN, you must use the requester's form.

How To Obtain a TIN.--If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local Internal Revenue Service office.

     To complete Form W-9 if you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payer must backup withold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

     What Is Backup Withholding?--Persons making certain payments to you are required to withhold and pay to IRS 20% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     (1)  You do not furnish your TIN to the requester, or

     (2)  IRS notifies the requester that you furnished an incorrect TIN, OR

     (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

     (5) You fail to certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

     Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Specific instructions, on page 2, if you are an exempt payee.

Payees and Payments Exempt From Backup Withholding.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is

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                                                           Form W-9. (Rev. 4-90)